As filed with the Securities and Exchange Commission on November 8, 2001
                                                      Registration No. 333-69180

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM SB-2/A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                           PHSB FINANCIAL CORPORATION
                           --------------------------
               (Exact name of registrant as specified in charter)

      Pennsylvania                        6035                  25-1894708
----------------------------        -----------------        -------------------
(State or other jurisdiction        (Primary SIC No.)         (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)

                    744 Shenango Road, Beaver Falls, PA 15010
                                 (724) 846-7300
--------------------------------------------------------------------------------
              (Address, including zip code, and telephone number, including area code, of principal executive offices)

                              James P. Wetzel, Jr.
                      President and Chief Executive Officer
                           PHSB Financial Corporation
                    744 Shenango Road, Beaver Falls, PA 15010
                                 (724) 846-7300
--------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                  Please send copies of all communications to:
                             Samuel J. Malizia, Esq.
                            Felicia C. Battista, Esq.
                            MALIZIA SPIDI & FISCH, PC
       1100 New York Avenue, N.W., Suite 340 West, Washington, D.C. 20005
                                 (202) 434-4660

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this registration statement becomes effective.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

         If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                 PART II: INFORMATION NOT REQUIRED IN PROSPECTUS

Item 27.          Exhibits

         The  financial   statements   and  exhibits   filed  as  part  of  this
Registration Statement are as follows:

                  (a)      List of Exhibits:
                   1       Form of Agency Agreement with Trident Securities, A Division of McDonald
                           Investments, Inc.*
                   2       Plan of Conversion and Reorganization and Plans of Merger*
                   3(i)    Articles of Incorporation of PHSB Financial Corporation*
                   3(ii)   Bylaws of PHSB Financial Corporation*
                   4       Specimen Stock Certificate of PHSB Financial Corporation*
                   5       Opinion of Malizia Spidi & Fisch, PC regarding legality of securities registered*
                   8.1     Federal Tax Opinion of Malizia Spidi & Fisch, PC*
                   8.2     State Tax Opinion of Malizia Spidi & Fisch, PC*
                   8.3     Statement of RP Financial, LC. as to the value of subscription rights*
                  10.1     Form of Employment Agreement between Peoples Home Savings Bank and James P. Wetzel, Jr.*
                  10.2     1998 Restricted Stock Plan**
                  10.3     1998 Stock Option Plan**
                  20.1     Dividend Reinvestment Plan***
                  23.1     Consent of Malizia Spidi & Fisch, PC (included with Exhibit 5)*
                  23.2     Consent of S.R. Snodgrass, A.C.
                  23.3     Consent of RP Financial, LC.*
                  24       Power of Attorney (included with signature page)
                  99.1     Stock Order Form*
                  99.2     Form of Marketing Materials*
                  99.3     Appraisal Report****
                  99.4     Form of Proxy Statement of PHS Bancorp, Inc.*

___________________
*        Previously filed
** Incorporated by reference to Registrant's Quarterly report on form 10-Q for the Quarter Ended September 30, 1998 and filed with the Securities and Exchange Commission on November 13, 1998.
*** Incorporated by reference to Registrant's Quarterly report on form 10-Q for the Quarter Ended June 30, 1999 and filed with the Securities and Exchange Commission on July 23, 1999.
****     Previously filed in accordance with Rule 202 of Regulation S-T.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the city of Beaver Falls, Commonwealth of Pennsylvania, on November 8, 2001.

                                             PHSB FINANCIAL CORPORATION


                                             /s/ James P. Wetzel, Jr.
                                             -----------------------------------
                                             James P. Wetzel, Jr.
                                             President, Chief Executive Officer,
                                             and Director
                                             (Duly authorized representative)

         In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated as of November 8, 2001.


/s/ James P. Wetzel, Jr.                   /s/ Richared E. Canonge
----------------------------------         --------------------------------------------
James P. Wetzel, Jr.                       Richard E. Canonge
President, Chief Executive Officer         Vice President and Treasurer
and Director                               (Principal Financial and Accounting Officer)


              *                                         *
----------------------------------         --------------------------------------------
Joseph D. Belas                            Douglas K. Brooks
Director                                   Director


              *                                         *
----------------------------------         --------------------------------------------
Emyln Charles                              John C. Kelly
Director                                   Director


              *                                         *
----------------------------------         --------------------------------------------
Howard B. Lenox                            Earl F. Klear
Director                                   Director


              *
----------------------------------
John M. Rowse
Director


*By:     /s/ James.P. Wetzel, Jr.
         ------------------------
         James P. Wetzel, Jr.
         Attorney-in-Fact